SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52485

Date of Report: October 13, 2008

CASPIAN INTERNATIONAL OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-5588710
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4265 San Felipe, Suite 1100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-9222
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Director

On October 13, 2008 Jeremy Feakins resigned from his position as a member of the Registrant’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2008

CASPIAN INTERNATIONAL OIL CORPORATION

By: /s/ David Fulton

     David Fulton, Chief Financial Officer